UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2018 – August 31, 2018

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

	Shares	Value
COMMON STOCKS† - 1.2%
Energy - 0.7%
SandRidge Energy, Inc.*,1	57,766	$916,169
Approach Resources, Inc.*	48,823	105,457
Titan Energy LLC*,1	27,133	12,210
Comstock Resources, Inc.*	1	10
Total Energy		1,033,846
Utilities - 0.5%
TexGen Power LLC*,††	20,607	741,852
Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc*,†††,2,3	32,060	82,880
Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,2	56	57,049
Aspect Software Parent, Inc.*,†††,2,3	200	4,069
Qlik Technologies, Inc.*,†††	3,600	–
Qlik Technologies, Inc. - Class B*,†††,2	13,812	–
Total Technology		61,118
Financials - 0.0%
Project Silverback Holdings B Escrow*,†††,2	1,922	1,442
Industrial - 0.0%
Ursa Insulation B.V.*,†††,2	135,131,158	–
Total Common Stocks
(Cost $5,808,039)		1,921,138
PREFERRED STOCKS† - 2.0%
Financial – 1.5%
Bank of America Corp., Series X
6.25%[7,8]	1,150,000	1,213,250
Citigroup, Inc., Series M
6.30%[1,7,8]	1,100,000	1,130,250
Total Financial		2,343,500
Industrial - 0.5%
Seaspan Corp.
6.38% due 04/30/19[1]	29,020	737,108
Total Preferred Stocks
(Cost $2,958,014)		3,080,608
WARRANTS††† - 0.0%
Aspect Software Inc.[2,3]	161,849	25,375
Total Warrants
(Cost $–)		25,375
EXCHANGE-TRADED FUNDS† - 3.2%
SPDR Bloomberg Barclays High Yield Bond ETF	84,000	3,024,000
iShares iBoxx $ High Yield Corporate Bond ETF	22,750	1,964,690
Total Exchange-Traded Funds
(Cost $5,048,918)		4,988,690
MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Prime Cash Management - Institutional Shares 1.81%[4]	549,235	549,235
Total Money Market Fund
(Cost $549,235)		549,235

	Face
	Amount~	Value
CORPORATE BONDS†† - 90.1%
Financial - 21.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[1,5]	1,700,000	$1,729,750
7.50% due 04/15/21[1,5]	1,500,000	1,545,000
7.25% due 08/15/24[5]	875,000	859,687
6.88% due 04/15/22[5]	650,000	656,500
Barclays plc
7.75%[7,13]	3,000,000	3,026,400
HUB International Ltd.
7.00% due 05/01/26[1,5]	2,750,000	2,732,263
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 1,750,000	2,102,645
7.38% due 04/15/21[5]	450,000	463,500
Hunt Companies, Inc.
6.25% due 02/15/26[1,5]	2,450,000	2,290,750
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,5]	2,250,000	2,227,500
AmWINS Group, Inc.
7.75% due 07/01/26[5]	2,000,000	2,107,500
NFP Corp.
6.88% due 07/15/25[5]	1,940,000	1,901,200
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[1,5]	1,605,000	1,629,075
Majid AL Futtaim Holding
7.13%[7]	1,500,000	1,498,050
Quicken Loans, Inc.
5.25% due 01/15/28[1,5]	1,375,000	1,259,844
CyrusOne LP/ CyrusOne Finance Corp.
5.00% due 03/15/24[1]	1,104,000	1,117,800
Springleaf Finance Corp.
7.13% due 03/15/26	1,100,000	1,094,577
GEO Group, Inc.
6.00% due 04/15/26[1]	775,000	747,875
5.88% due 10/15/24	350,000	341,250
Greystar Real Estate Partners LLC
5.75% due 12/01/25[1,5]	1,000,000	977,500
American Equity Investment Life Holding Co.
5.00% due 06/15/27[1]	750,000	738,302
Prosight Global Inc.
7.50% due 11/26/20†††,1	650,000	674,554
CoreCivic, Inc.
4.75% due 10/15/27	750,000	673,125
Assurant, Inc.
7.00% due 03/27/48[8]	400,000	408,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 90.1% (continued)
Financial - 21.2% (continued)
USIS Merger Sub, Inc.
6.88% due 05/01/25[5]	400,000	$398,000
Total Financial		33,200,647
Communications - 19.2%
Altice France S.A.
7.38% due 05/01/26[1,5]	3,850,000	3,782,625
8.13% due 02/01/27[1,5]	1,300,000	1,319,500
5.88% due 02/01/27	EUR 300,000	360,547
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[1,5]	4,465,000	3,929,200
MDC Partners, Inc.
6.50% due 05/01/24[1,5]	4,085,000	3,661,181
EIG Investors Corp.
10.88% due 02/01/24[1]	3,300,000	3,588,750
Cengage Learning, Inc.
9.50% due 06/15/24[1,5]	3,850,000	3,313,310
DISH DBS Corp.
5.88% due 11/15/24[1]	2,300,000	2,001,000
7.75% due 07/01/26[1]	1,450,000	1,308,625
Sprint Communications, Inc.
9.00% due 11/15/18[1,5]	2,200,000	2,224,750
CSC Holdings LLC
5.25% due 06/01/24[1]	1,350,000	1,309,500
6.75% due 11/15/21	400,000	424,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[1,5]	1,050,000	983,357
Telenet Finance Lux Note
5.50% due 03/01/28	1,000,000	935,000
Virgin Media Secured Finance plc
5.25% due 01/15/26[1,5]	500,000	486,350
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20% due 03/15/28[1]	450,000	430,936
Total Communications		30,058,631
Consumer, Non-cyclical - 14.8%
Vector Group Ltd.
6.13% due 02/01/25[1,5]	3,750,000	3,590,625
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[1]	3,450,000	3,544,875
Beverages & More, Inc.
11.50% due 06/15/22[5]	4,000,000	3,155,000
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,5]	3,400,000	2,983,500
Midas Intermediate Holdco II LLC
7.88% due 10/01/22[1,5]	3,351,000	2,919,559
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[5]	2,024,000	1,760,880

	Face
	Amount~	Value
CORPORATE BONDS†† - 90.1% (continued)
Consumer, Non-cyclical - 14.8% (continued)
Post Holdings, Inc.
5.63% due 01/15/28[1,5]	1,250,000	$1,207,812
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[1,9]	1,075,000	1,054,844
Avanos Medical, Inc.
6.25% due 10/15/22[1]	925,000	945,813
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[1,5]	450,000	432,000
5.38% due 01/15/23[5]	425,000	363,375
Bausch Health Companies, Inc.
6.50% due 03/15/22[1,5]	650,000	672,750
Avantor, Inc.
6.00% due 10/01/24[1,5]	500,000	507,500
Total Consumer, Non-cyclical		23,138,533
Energy - 13.4%
Unit Corp.
6.63% due 05/15/21[1]	4,000,000	3,995,000
American Midstream Partners LP / American Midstream Finance Corp.
9.25% due 12/15/21[1,5]	3,565,000	3,520,437
Indigo Natural Resources LLC
6.88% due 02/15/26[1,5]	2,850,000	2,750,250
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[1,5]	2,230,000	2,174,250
Exterran Energy Solutions LP / EES Finance Corp.
8.13% due 05/01/25[1]	1,750,000	1,837,500
Parkland Fuel Corp.
6.00% due 04/01/26[1,5]	1,150,000	1,150,000
CNX Resources Corp.
8.00% due 04/01/23	1,000,000	1,057,810
Bruin E&P Partners LLC
8.88% due 08/01/23[5]	1,000,000	1,036,250
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[1,5]	970,000	988,187
Gibson Energy, Inc.
5.25% due 07/15/24[5]	CAD 1,200,000	919,554
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	750,000	735,938
Legacy Reserves LP / Legacy Reserves Finance Corp.
6.63% due 12/01/21	695,000	538,625
Trinidad Drilling Ltd.
6.63% due 02/15/25[5]	200,000	198,000
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[1,9,10]	825,233	115,533

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 90.1% (continued)
Energy - 13.4% (continued)
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[1]	50,000	$51,563
Total Energy		21,068,897
Consumer, Cyclical - 10.3%
Nathan's Famous, Inc.
6.63% due 11/01/25[5]	3,500,000	3,508,750
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[1]	2,500,000	2,450,000
Williams Scotsman International, Inc.
6.88% due 08/15/23[5]	1,050,000	1,040,813
7.88% due 12/15/22[5]	525,000	540,750
Ferrellgas LP / Ferrellgas Finance Corp.
6.50% due 05/01/21	950,000	869,250
6.75% due 06/15/23[1]	750,000	645,000
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	1,000,000	1,042,500
American Tire Distributors, Inc.
10.25% due 03/01/22[1,5]	2,700,000	945,000
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[1]	990,000	881,100
Delphi Technologies plc
5.00% due 10/01/25[1,5]	715,000	675,353
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	650,000	671,937
Suburban Propane Partners LP / Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	650,000	614,250
Party City Holdings, Inc.
6.63% due 08/01/26[5]	575,000	579,313
TVL Finance PLC
8.50% due 05/15/23	GBP 400,000	544,347
Pinnacle Bidco plc
6.38% due 02/15/25	GBP 400,000	530,839
Boyne USA, Inc.
7.25% due 05/01/25[5]	350,000	371,000
L Brands, Inc.
7.60% due 07/15/37	250,000	210,717
Total Consumer, Cyclical		16,120,919
Basic Materials - 3.9%
Eldorado Gold Corp.
6.13% due 12/15/20[1,5]	4,100,000	3,854,000
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[1,5]	1,000,000	1,078,750
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,5]	700,000	733,271

	Face
	Amount~	Value
CORPORATE BONDS†† - 90.1% (continued)
Basic Materials - 3.9% (continued)
Mirabela Nickel Ltd.
9.50% due 06/24/19[10]	1,279,819	$435,138
Total Basic Materials		6,101,159
Industrial - 3.2%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[1,5]	1,600,000	1,679,504
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,000,000	1,068,750
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5]	825,000	851,813
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR 600,000	752,629
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1,9]	361,928	322,724
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[5]	225,000	236,531
Wrangler Buyer Corp.
6.00% due 10/01/25[5]	175,000	168,875
Total Industrial		5,080,826
Utilities - 2.8%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1,5]	2,000,000	1,995,000
Terraform Global Operating LLC
6.13% due 03/01/26[1,5]	975,000	943,312
Superior Plus LP / Superior General Partner, Inc.
7.00% due 07/15/26[5]	800,000	802,000
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	750,000	740,625
Total Utilities		4,480,937
Technology - 1.3%
Infor US, Inc.
6.50% due 05/15/22[1]	1,700,000	1,722,049
Ascend Learning LLC
6.88% due 08/01/25[5]	250,000	252,500
Total Technology		1,974,549
Total Corporate Bonds
(Cost $145,647,236)		141,225,098
SENIOR FLOATING RATE INTERESTS††,6 - 44.3%
Technology - 9.7%
Lytx, Inc.
8.83% (1 Month USD LIBOR + 6.75%) due 08/31/23†††,2	3,453,199	3,382,050
24-7 Intouch, Inc.
4.25% (1 Month USD LIBOR + 4.25%) due 08/20/25	2,450,000	2,401,000
Advanced Computer Software
6.83% (1 Month USD LIBOR + 4.75%) due 05/31/24	2,352,066	2,363,826

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 44.3% (continued)
Technology - 9.7% (continued)
Bullhorn, Inc.
9.07% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,2	2,252,451	$2,240,623
9.09% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,2	58,033	51,906
Planview, Inc.
11.83% (1 Month USD LIBOR + 9.75%) due 07/27/23†††,2	2,000,000	1,977,434
Aspect Software, Inc.
12.81% (3 Month USD LIBOR + 10.50%) due 05/25/20[3]	1,271,876	1,053,114
6.41% (3 Month USD LIBOR + 4.00%) due 05/25/20†††,2,3	531,404	531,404
Cologix Holdings, Inc.
9.07% (1 Month USD LIBOR + 7.00%) due 03/20/25	750,000	750,705
Park Place Technologies LLC
10.08% (1 Month USD LIBOR + 8.00%) due 03/29/26	500,000	497,500
Total Technology		15,249,562
Consumer, Cyclical - 7.7%
Accuride Corp.
7.58% (3 Month USD LIBOR + 5.25%) due 11/17/23	3,420,104	3,456,460
Alexander Mann
5.50% (3 Month USD LIBOR + 5.50%) due 06/29/25	GBP 1,150,000	1,431,127
5.50% (3 Month USD LIBOR + 5.50%) due 08/07/25	1,300,000	1,248,000
ABRA Auto Body
9.42% (3 Month USD LIBOR + 7.25%) due 09/19/22	2,350,000	2,355,875
BC Equity Ventures LLC
10.50% (3 Month USD LIBOR + 6.50%) due 08/31/22	1,914,846	1,919,633
Acosta, Inc.
5.54% (1 Month USD LIBOR + 3.25%) due 09/26/19	755,556	583,667
5.48% (3 Month LIBOR + 3.25%) due 09/26/19	222,222	171,666
Blue Nile, Inc.
8.58% (1 Month USD LIBOR + 6.50%) due 02/17/23	451,250	451,250
SMG US Midco 2, Inc.
9.08% (1 Month USD LIBOR + 7.00%) due 01/23/26	300,000	302,001
CH Holding Corp.
9.33% (1 Month USD LIBOR + 7.25%) due 02/03/25	200,000	202,000
Total Consumer, Cyclical		12,121,679
Industrial - 6.8%
Springs Window Fashions
10.56% (1 Month USD LIBOR + 8.50%) due 06/15/26	2,900,000	2,769,500
Hayward Industries, Inc.
10.33% (1 Month USD LIBOR + 8.25%) due 08/04/25	2,325,000	2,325,000

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 44.3% (continued)
Industrial - 6.8% (continued)
Diversitech Holdings, Inc.
9.84% (3 Month USD LIBOR + 7.50%) due 06/02/25	1,000,000	$1,010,000
Resource Label Group LLC
10.84% (3 Month USD LIBOR + 8.50%) due 11/26/23	850,000	841,500
Bioplan USA, Inc.
6.83% (1 Month USD LIBOR + 4.75%) due 09/23/21	857,299	794,074
National Technical
8.33% (1 Month USD LIBOR + 6.25%) due 06/12/21†††,2	730,523	712,260
Ranpak
9.31% (1 Month USD LIBOR + 7.25%) due 10/03/22	536,667	538,008
PT Intermediate Holdings III LLC
10.33% (3 Month USD LIBOR + 8.00%) due 12/08/25	450,000	452,250
STS Operating, Inc. (SunSource)
6.33% (1 Month USD LIBOR + 4.25%) due 12/11/24	375,000	371,876
Advanced Integration Technology LP
7.22% (3 Month USD LIBOR + 4.75%) due 04/03/23	364,764	363,852
ProAmpac PG Borrower LLC
10.81% (1 Month USD LIBOR + 8.50%) due 11/18/24	250,000	250,418
Wencor Group
5.58% (1 Month LIBOR + 3.50%) due 06/19/19	215,385	208,923
Total Industrial		10,637,661
Consumer, Non-cyclical - 5.6%
NES Global Talent
7.84% (3 Month USD LIBOR + 5.50%) due 05/11/23	3,241,875	3,241,875
CTI Foods Holding Co. LLC
9.33% (1 Month USD LIBOR + 7.25%) due 06/28/21	3,430,000	1,715,000
5.58% (1 Month USD LIBOR + 3.50%) due 06/29/20	630,000	497,700
Immucor, Inc.
7.17% (1 Month USD LIBOR + 5.00%) due 06/15/21	1,188,000	1,200,866
IHC Holding Corp.
8.92% (1 Month USD LIBOR + 6.75%) due 04/30/21†††,2	1,158,725	1,151,006
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.58% (3 Month USD LIBOR + 4.50%) due 04/03/25	548,625	547,253
Examworks Group, Inc.
8.25% (3 Month USD LIBOR + 3.25%) due 07/27/21†††,2	383,333	356,923

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 44.3% (continued)
Consumer, Non-cyclical - 5.6% (continued)
Targus Group International, Inc.
15.13% (1 Month USD LIBOR + 11.50%) due 05/24/16†††,2,3,10	383,723	$–
Total Consumer, Non-cyclical		8,710,623
Energy - 5.0%
Gavilan Resources LLC
8.08% (1 Month USD LIBOR + 6.00%) due 03/01/24	3,280,000	3,169,300
YAK MAT (YAK ACCESS LLC)
12.07% (3 Month USD LIBOR + 10.00%) due 07/10/26	2,300,000	2,179,250
Permian Production Partners
8.08% (1 Month USD LIBOR + 6.00%) due 05/18/24	2,100,000	2,068,500
Summit Midstream Partners, LP
8.08% (1 Month USD LIBOR + 6.00%) due 05/13/22	397,917	402,891
Total Energy		7,819,941
Communications - 4.6%
Flight Bidco, Inc.
9.84% (3 Month USD LIBOR + 7.50%) due 07/23/26	2,300,000	2,277,000
Cengage Learning Acquisitions, Inc.
6.33% (1 Month USD LIBOR + 4.25%) due 06/07/23	2,250,609	2,082,939
Comet Bidco Ltd.
7.31% (3 Month USD LIBOR + 5.00%) due 09/30/24	2,039,750	1,987,063
Houghton Mifflin Co.
5.08% (1 Month USD LIBOR + 3.00%) due 05/28/21	800,000	740,800
Proquest LLC
11.08% (1 Month USD LIBOR + 9.00%) due 12/15/22	146,200	147,662
Total Communications		7,235,464
Utilities - 4.4%
Bhi Investments LLC
11.25% (3 Month USD LIBOR + 8.75%) due 02/28/25†††,2	3,000,000	2,970,000
Minerva Bidco Ltd.
5.72% (3 Month USD LIBOR + 5.00%) due 07/20/25	GBP 2,200,000	2,837,624
MRP Generation Holding
9.33% (3 Month USD LIBOR + 7.00%) due 10/18/22	736,875	718,453
Stonewall
7.83% (3 Month USD LIBOR + 5.50%) due 11/13/21	327,227	325,591
Total Utilities		6,851,668
Financial - 0.3%
Aretec Group, Inc.
4.25% due 08/13/25[12]	425,000	426,062
Basic Materials - 0.2%
Big River Steel LLC
7.33% (3 Month USD LIBOR + 5.00%) due 08/23/23	347,375	352,586
Total Senior Floating Rate Interests
(Cost $71,585,757)		69,405,246

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 4.3%
Collateralized Loan Obligations - 1.5%
Monroe Capital CLO Ltd.
2017-1A, 5.95% (3 Month USD LIBOR + 3.60%) due 10/22/26[5,6]	1,000,000	$1,000,974
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[1,5]	500,000	499,252
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[5,11]	600,000	461,233
Treman Park CLO Ltd.
2015-1A, due 04/20/27[1,5,11]	500,000	413,002
Babson CLO Ltd.
2012-2A, due 05/15/23[1,5,11]	1,000,000	40,278
Total Collateralized Loan Obligations		2,414,739
Transport-Aircraft - 1.3%
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[1,5]	981,814	994,468
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41	346,450	346,450
2016-1A, 9.20% due 03/17/36[1,5]	151,371	152,270
Rise Ltd.
2014-1B, 6.50% due 02/12/39	284,967	279,268
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1,9]	218,400	186,866
Total Transport-Aircraft		1,959,322
Whole Business - 0.6%
TSGE
2017-1, 6.25% due 09/25/31†††,2	1,000,000	1,007,264
Collateralized Debt Obligations - 0.6%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[5]	1,000,000	1,007,144

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

Face
Amount~	Value
Financial - 0.3%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1,2	411,312	$411,913
Total Asset-Backed Securities
(Cost $6,671,790)		6,800,382
Total Investments - 145.5%
(Cost $238,268,989)		$227,995,772
Other Assets & Liabilities, net - (45.5)%		(71,280,995)
Total Net Assets - 100.0%		$156,714,777

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at August 31, 2018	Net Unrealized Appreciation/(Depreciation)
JPMorgan Chase & Co.	1,206,000	CAD	09/11/18	$924,518	$924,317	$201
BofA Merrill Lynch	2,811,000	EUR	09/11/18	3,253,699	3,264,526	(10,827)
JPMorgan Chase & Co.	6,035,000	GBP	09/11/18	7,769,171	7,825,199	(56,028)
						$(66,654)
~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements and unfunded loan commitments.  As of August 31, 2018, the total value of securities segregated was $94,857,999.

2	Security was fair valued by the Valuation Committee at August 31, 2018. The total market value of fair valued securities amounts to $14,963,598, (cost $16,661,742) or 9.5% of total net assets.
3	Affiliated issuer.
4	Rate indicated is the 7 day yield as of August 31, 2018.
5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $96,305,364 (cost $100,451,887), or 61.5% of total net assets.

6
Variable rate security.  Rate indicated is the rate effective at August 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

7	Perpetual maturity.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
9
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,679,967 (cost $2,440,071), or 1.1% of total net assets — See Note 6.

10	Security is in default of interest and/or principal obligations.
11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
12	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
13	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at August 31, 2018 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,033,846	$741,852	$145,440	$1,921,138
Preferred Stocks	3,080,608	—	—	3,080,608
Warrants	—	—	25,375	25,375
Exchange-Traded Funds	4,988,690	—	—	4,988,690
Money Market Fund	549,235	—	—	549,235
Corporate Bonds	—	140,550,544	674,554	141,225,098
Senior Floating Rate Interests	—	56,031,640	13,373,606	69,405,246

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

Asset-Backed Securities	—	5,381,205	1,419,177	6,800,382
Forward Foreign Currency Exchange Contracts*	—	201	—	201
Total Assets	$9,652,379	$202,705,442	$15,638,152	$227,995,973

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts*	$—	$66,855	$—	$66,855
Unfunded Loan Commitments (Note 5)	—	241,093	104,642	345,735
Total Liabilities	$—	$307,948	$104,642	$412,590
* This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2018, reverse repurchase agreements of $76,723,307 are categorized as Level 2 within the disclosure hierarchy. See Note 3.

The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

Category	Ending Balance at August 31, 2018	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$1,007,264	Model Price	Market Comparable Yield	6.2%	-
Asset-Backed Securities	411,913	Yield Analysis	Yield	6.2%	-
Common Stocks	143,998	Enterprise Value	Valuation Multiple	6.2x-9.4x	7.4x
Common Stocks	1,442	Model Price	Liquidation Value	-	-
Corporate Bonds	674,554	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	-	-
Senior Floating Rate Interests	8,751,113	Yield Analysis	Yield	9.2%-12.1%	9.9%
Senior Floating Rate Interests	3,501,404	Enterprise Value	Valuation Multiple	9.1x-9.4x	9.1x
Senior Floating Rate Interests	712,260	Model Price	Market Comparable Yields	6.3%	-
Senior Floating Rate Interests	408,829	Model Price	Purchase Price	-	-
Warrants	25,375	Enterprise Value	Valuation Multiple	9.4x	7.4x
Total	$15,638,152
Liabilities:
Unfunded Loan Commitments	$104,642	Model Price	Purchase Price	-	-

Significant changes in an indicative quote, yield, market comparable yield or valuation multiples would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of August 31, 2018, the Fund had securities with a total value of $2,970,000 transfer from Level 2 to Level 3 due to lack of observable inputs and had securities with a total value of $208,923 transfer from Level 3 to Level 2 due to availability of market price information at period end. As of August 31, 2018, the Fund had liabilities with a total value of $8,538 transfer from Level 3 to Level 2 due to availability of market price information at period end.  There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2018:

LEVEL 3 – Fair Value measurement using significant unobservable inputs

	Assets						Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,430,016	$687,359	$11,750,092	$-	$283,937	$14,151,404	$(175,354)
Purchases/(Receipts)	-	88	894,315	-	-	894,403	(251,335)
(Sales, maturities and paydowns)/Fundings	(22,659)	(5,825)	(2,008,966)	-	(258)	(2,037,708)	77,730
Amortization of discount/premiums	-	-	31,420	-	-	31,420	(13,750)
Total realized gains or losses included in earnings	-	5,262	(25,737)	-	-	(20,475)	512,500
Total change in unrealized appreciation (depreciation) included in earnings	11,820	(12,330)	(28,595)	25,375	(138,239)	(141,969)	(262,971)
Transfers into Level 3	-	-	2,970,000	-	-	2,970,000	-
Transfers out of Level 3	-	-	(208,923)	-	-	(208,923)	8,538
Ending Balance	$1,419,177	$674,554	$13,373,606	$25,375	$145,440	$15,638,152	$(104,642)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2018	$11,820	$(7,067)	$(2,528)	$25,375	$(138,239)	$(110,639)	$(12,642)

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.
Transactions during the period ended August 31, 2018, in which the portfolio company is an "affiliated person", were as follows:

Security Name	Value 05/31/18	Additions	Reductions	Realized Loss	Change in Unrealized Appreciation/(Depreciation)	Value 08/31/18	Shares 08/31/18	Interest and Amortization Included in Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.*,1	$141,720	$–	$–	$(258)	$(137,393)	$4,069	200	$–	$–
Targus Group International Equity, Inc.*,1	83,725	–	–	–	(845)	82,880	32,060	–	–
Warrants
Aspect Software, Inc.[1]	–	–	–	–	25,375	25,375	161,849	–	–
Senior Floating Rate Interests[2]

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%) due 05/25/20	1,199,287	24,939	(8,204)	–	(162,908)	1,053,114	1,271,876	65,173	12,469
Aspect Software, Inc. 6.41% (3 Month USD LIBOR + 4.00%) due 05/25/20[1]	536,250	165,667	(170,513)	–	–	531,404	531,404	15,248	–
Targus Group International, Inc. 15.13% (1 Month USD LIBOR + 11.50%) due 05/24/16[1,3]	–	–	–	–	–	–	383,723	–	–
	$1,960,982	$190,606	$(178,717)	$(258)	$(275,771)	$1,696,842		$80,421	$12,469

*	Non-income producing security.
1	Security was fair valued by the Valuation Committee August 31, 2018. The total market value of affiliated and fair valued securities amounts to $643,728, (cost $2,076,190) or 0.4% of total net assets.
2
Variable rate security.  Rate indicated is the rate effective at August 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

3	Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

Note 1 – Organization and Significant Accounting Policies

Organization
Guggenheim Credit Allocation Fund (the "Fund") was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund's investment objective is to seek total return through a combination of current income and capital appreciation.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies ("Mutual Funds") are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Investments for which market quotations are not readily available are fair valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
Note 2 – Financial Instruments
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.
Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 3 – Fair Value Measurement

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate.  In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At August 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2018

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
$ 238,278,230	$ 3,043,508	$ (13,392,620)	$ (10,349,112)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of August 31, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion.
The unfunded loan commitments as of August 31, 2018, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Acosta, Inc.	09/26/19	1,022,222	$232,555
Advantage Sales & Marketing, Inc.	07/25/19	900,000	43,686
Alexander Mann	12/29/24	GBP 500,000	—
Bullhorn, Inc.	11/21/22	179,632	4,412
Cypress Intermediate Holdings III, Inc.	04/27/22	450,000	40,752
Examworks Group, Inc.	07/27/21	116,667	—
Lumentum Holdings, Inc.	03/11/19	1,750,000	—
Lytx, Inc.	08/31/22	157,895	15,792
Wencor Group	06/19/19	284,615	8,538
			$345,735
*The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP - British Pound
Note 6 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[1]	07/30/13	$1,082,999	$1,054,844
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1]	02/05/14	357,843	322,724
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[1,2]	01/18/14	783,911	115,533
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1]	11/27/13	215,318	186,866
		$2,440,071	$1,679,967

[1]
All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements and unfunded loan commitments. As of August 31, 2018, the total value of restricted and segregated securities was $1,215,461.

[2]	Security is in default of interest/and or principal obligations.

Other Information (Unaudited)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Allocation Fund

By:          /s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer

Date:       October 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Brian E. Binder
                Brian E. Binder
President and Chief Executive Officer

Date:      October 26, 2018

By:          /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       October 26, 2018